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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): March 31, 1998

                                 DAOU SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)


          0-22073                                         330284454

  (Commission File Number)                     (IRS Employer Identification No.)



               5120 Shoreham Place, San Diego, California  92122
         (Address of principal executive offices, including zip code)

                                   (619) 452-2221
                (Registrant's telephone number, including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

1. On March 31, 1998, DAOU Systems, Inc., a Delaware corporation (the "Company"), acquired 100% of the issued and outstanding shares of Sentient Systems, Inc., a Maryland corporation ("Sentient"), through the issuance of 1,397,550 shares of the Company's Common Stock, par value $.001 per share ("Common Stock") to the stockholders of Sentient (the "Sentient Stockholders"). The acquisition was accomplished by means of a merger (the "Sentient Merger") of Sentient with and into DAOU-Sentient, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("DAOU-Sentient"), pursuant to the terms of an Agreement and Plan of Merger, dated as of March 30, 1998 (the "Sentient Merger Agreement"), by and among the Company, DAOU-Sentient, Sentient and the Sentient Stockholders.

          As a result of the Sentient Merger, all of the shares of Sentient were canceled and retired, and Sentient was merged with and into DAOU-Sentient. Pursuant to the terms of the Sentient Merger Agreement, the Sentient Stockholders received 1,397,550 shares of Common Stock, having an aggregate value of approximately $26 million at the time of the Sentient Merger. The Sentient Merger constituted a nontaxable reorganization under
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, and will be recorded as a pooling of interests for accounting purposes.

          Sentient, a privately held corporation based in Kensington, Maryland, is a systems integration and information technology firm which is focused within the healthcare information technology market.

2. On March 31, 1998, the Company acquired 100% of the issued and outstanding shares of Synexus Incorporated, a Pennsylvania corporation ("Synexus"), through the issuance of 161,235 shares of Common Stock to the stockholders of Synexus (the "Synexus Stockholders"). The acquisition was accomplished by means of a merger (the "Synexus Merger") of Synexus with and into DAOU-Synexus, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("DAOU-Synexus"), pursuant to the terms of an Agreement and Plan of Merger, dated as of March 27, 1998 (the "Synexus Merger Agreement"), by and among the Company, DAOU-Synexus, Synexus and the Synexus Stockholders.

          As a result of the Synexus Merger, all of the shares of Synexus were canceled and retired, and Synexus was merged with and into DAOU-Synexus. Pursuant to the terms of the Synexus Merger Agreement, the Synexus Stockholders received 161,235 shares of Common Stock, having an aggregate value of approximately $3 million at the time of the Synexus Merger. The Synexus Merger constituted a nontaxable reorganization under Section 368(a)(1)(A) of the Internal Revenue Code of 1986, and will be recorded as a pooling of interests for accounting purposes.

          Synexus, a privately held corporation based in Exton, Pennsylvania, is a healthcare information technology firm specializing in software application interface systems, network integration and project management.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of businesses acquired.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Current Report on Form 8-K on or about May 15, 1998.

     (b)  Pro forma financial information.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information, if any, required by Item 7(b) of Form 8-K. In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information, if any, shall be filed by amendment to this Current Report on Form 8-K on or about May 15, 1998.

     (c)  Exhibits.

          The following exhibits are filed herewith or incorporated by reference as part of this report:


          Exhibit
            No.                  Document Description
         ----------  --------------------------------------------------
           2.1*+     Agreement and Plan of Merger, dated as of March 30,
                     1998 (the "Sentient Merger Agreement"), by and among DAOU
                     Systems, Inc., a Delaware corporation, DAOU-Sentient, Inc., a Delaware corporation and wholly-owned subsidiary of DAOU
                     Systems, Inc., Sentient Systems, Inc., a Maryland
                     corporation, and the stockholders of Sentient Systems, Inc.


           2.2**+    Agreement and Plan of Merger, dated as of March 27, 1998
                     (the "Synexus Merger Agreement"), by and among DAOU
                     Systems, Inc., a Delaware corporation, DAOU-Synexus, Inc., a Delaware corporation and wholly-owned subsidiary of DAOU
                     Systems, Inc., Synexus Incorporated, a Pennsylvania corporation, and the stockholders of Synexus Incorporated.

           99.1***   Press release entitled "DAOU Systems Merges with Sentient
                     Systems, Inc."


           99.2***   Press release entitled "DAOU Systems Merges with Synexus
                     Incorporated"

                                     -3-

          * The table of contents to the Sentient Merger Agreement lists the exhibits and schedules to the Sentient Merger Agreement. In accordance with
Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Sentient Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          ** The table of contents to the Synexus Merger Agreement lists the exhibits and schedules to the Synexus Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Synexus Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          *** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on April 2, 1998 and incorporated herein by reference.

            + Confidential treatment has been requested for portions of this exhibit.

                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 14, 1998                         DAOU SYSTEMS, INC.



                                   By: /s/ Fred C. McGee
                                      ----------------------------------------
                                        Fred C. McGee, Chief Financial Officer

                               EXHIBIT INDEX


     Exhibit
       No.                          Document Description
    ---------  ----------------------------------------------------------------

      2.1*+     Agreement and Plan of Merger, dated as of March 30, 1998 (the
                "Sentient Merger Agreement"), by and among DAOU Systems, Inc., a Delaware corporation, DAOU-Sentient, Inc., a Delaware corporation and wholly- owned subsidiary of DAOU Systems, Inc., Sentient Systems, Inc., a Maryland corporation, and the stockholders of Sentient Systems, Inc.


      2.2**+    Agreement and Plan of Merger, dated as of March 27, 1998 (the
                "Synexus Merger Agreement"), by and among DAOU Systems, Inc., a Delaware corporation, DAOU-Synexus, Inc., a Delaware corporation and wholly-owned subsidiary of DAOU Systems, Inc., Synexus Incorporated, a Pennsylvania corporation, and the stockholders of Synexus Incorporated.


      99.1***   Press release entitled "DAOU Systems Merges with Sentient
                Systems, Inc."


      99.2***   Press release entitled "DAOU Systems Merges with Synexus
                Incorporated"

          * The table of contents to the Sentient Merger Agreement lists the exhibits and schedules to the Sentient Merger Agreement. In accordance with
Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Sentient Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          ** The table of contents to the Synexus Merger Agreement lists the exhibits and schedules to the Synexus Merger Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Synexus Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

          *** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on April 2, 1998 and incorporated herein by reference.

            + Confidential treatment has been requested for portions of this exhibit.

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